Commitments and Contingencies	12 Months Ended
Dec. 31, 2012
Commitments and Contingencies
(22)	COMMITMENTS AND CONTINGENCIES

(a)	Capital commitments

Capital commitments outstanding at December 31, 2011 and 2012 not provided for in the financial statements were as follows:

	December 31, 2011	December 31, 2012
Purchase of property, plant and equipment	443,001	253,200

(b)	Polysilicon purchase commitments

In order to secure adequate and timely supply of polysilicon materials, the Group entered into certain multi-year procurement contracts with period from 2009 through 2016 for quantities that are expected to meet the Group’s anticipated production needs. Pursuant to the terms of these contracts, the Group was required to purchase fixed quantities of polysilicon at predetermined fixed price.

As of December 31, 2012, the amount of the fixed and determinable portion of the obligation with respect to these contracts is as follows:

Year ending December 31	USD ‘000
2013	18,790
2014	9,800
2015	7,348
2016	7,348

Total	43,286

(c)	Contingencies

The CIETAC stated that the wafer supply contracts entered into in October 2007 and June 2008 between the Group, Canadian Solar Inc. (“CSI”) and its China-based subsidiary were valid and effective through their respective term under the terms and conditions related to quantities and prices as set forth therein. On December 12, 2012, the CIETAC stated that by virtue of the arbitration proceedings, CSI needed to pay the Group an amount of approximately RMB 248,904 (US$39,551), including advance payment of RMB 60,000 (US$9,534) received and penalty of RMB 188,904 (US$30,017) to be received from CSI, to compensate the Group for the loss of profitability.

The Group recognized a contract cancellation revenue of US$9,534, for which payment had been received. Since it is not virtually certain that an inflow of economic benefits will arise, no contingent asset is recognized in respect of the remaining amount of US$30,017 in the consolidated financial statements as of December 31, 2012.